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                                                                   EXHIBIT 10.25



                           PACER INTERNATIONAL, INC.
                      3746 MT. DIABLO BOULEVARD, SUITE 110
                              LAFAYETTE, CA  94549

                                        June 5, 1998

Richard P. Hyland
Cross Con Terminals, Inc.
Cross Con Transport, Inc.
11260 Southwest Highway
Palos Hills, IL  60465

               Stock Purchase Agreement dated as of May 29, 1998
              (the "Agreement"), among Pacer International, Inc.,
  Cross Con Terminals, Inc., Cross Con Transport, Inc., and Richard P. Hyland
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Gentlemen:

          This letter will serve to set forth our agreement regarding the following amendments to the Agreement. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended as follows:

          (a) Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

          (b) Clause (i) of the second sentence of Section 1.2 of the Agreement is amended and restated in its entirety to read as follows:

          "(i) the sum of  (A) $9,600,000, plus (B) interest on $9,600,000 at
                                           ----
          the rate of 8% per annum, calculated on a per diem basis from and including May 31, 1998, through but excluding the Closing Date (assuming a year of 365 days),"

          (c) Clause (i) of the first sentence of Section 1.3(a) of the Agreement is amended and restated in its entirety to read as follows:

          "(i) the sum of  (A) $9,600,000, plus (B) interest on $9,600,000 at
                                           ----
          the rate of 8% per annum, calculated on a per diem basis from and including May 31, 1998, through but excluding the Closing Date (assuming a year of 365 days),"

          (d) Clause (B) of the second sentence of Section 1.3(a) of the Agreement is amended by changing the reference therein to "June 1, 1998" to read "May 31, 1998."

          (e)  Schedule 5.2 is amended and restated in its entirety to read
"None."
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Richard P. Hyland
Cross Con Terminals, Inc.
Cross Con Transport, Inc.
11260 Southwest Highway
Palos Hills, IL  60465
Page 2


          (f) Schedule 6.15 is amended and restated in its entirety to read as follows:

          "Interstate Commerce Commission Permit No. MC 263523, with a service date of 8/26/93, issued to Cross Con Transport, Inc.

          "Interstate Commerce Commission License No. MC 157393 Sub 1, with a service date of 11/13/94, issued to Cross Con Terminals, Inc."

          (g)  Schedule 6.7 is amended by adding thereto the following:
          "See items 2 and 4 on Schedule 6.14(a)."

          (h) Schedule 6.16(b) is amended and restated in its entirety to read as follows:

          "See item 4 on Schedule 6.14(a)."

          The parties agree that the Closing Payment to be paid pursuant to
Section 1.3 is $10,473,367.

          Please acknowledge your agreement with the foregoing by signing this letter where provided below, whereupon it shall become a binding agreement between us.

                                 PACER INTERNATIONAL, INC.

                                 By /s/ Lawrence Yarberry
                                   ------------------------------------
                                   Name: Lawrence Yarberry
                                   Title: Executive Vice President & CFO

Accepted and Agreed as of the date written above:

CROSS CON TERMINALS, INC.

By:/s/ Richard P. Hyland
   ----------------------------
   Richard P. Hyland
   President

CROSS CON TRANSPORT, INC.

By:/s/ Richard P. Hyland
   ----------------------------
   Richard P. Hyland
   President

/s/ Richard P. Hyland
-------------------------------
Richard P. Hyland